                                                                    EXHIBIT 20.1

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 17, 2004
                                    Class A-1

Original Principal Balance                                                                            229,000,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
                                                                                                          TOTALS        BALANCE
AGGREGATE BALANCES:

                    Principal Amount of Notes as of Prior Distribution Date                           229,000,000.00  1000.000000

                    Principal Amount of Notes as of Current Distribution Date                         186,888,016.53   816.104876

                                                          Pool Factor                                       0.816105
PRINCIPAL DISTRIBUTABLE AMOUNT:

                    Note Monthly Principal Distributable Amount                     42,111,983.47                      183.895124

                    Plus: Prior Principal Carryover                                          0.00                        0.000000
                                                                                -----------------
                    Total Principal Distributable Amount                            42,111,983.47                      183.895124

                    Principal Distribution Amount                                   42,111,983.47                      183.895124
                                                                                -----------------
                    Current Principal Carryover                                                                 0.00     0.000000

INTEREST DISTRIBUTABLE AMOUNT:

                    Note Monthly Interest Distributable Amount                         471,876.45                        2.060596

                    Plus: Prior Interest Carryover                                           0.00                        0.000000
                                                                                -----------------
                    Total Interest Distributable Amount                                471,876.45                        2.060596

                    Interest Distribution Amount                                       471,876.45                        2.060596
                                                                                -----------------
                    Current Interest Carryover                                                                  0.00     0.000000

                                                                                                                        PER $1000
                                                                                                                        AGGREGATE
                                                                                                                      ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

                    Aggregate Principal Balance                                  1,561,525,894.86

                    Overcollateralization Amount                                    51,637,878.33

                    Servicing Fee                                                    1,427,083.00                        0.000892

                    Spread Account                                                  15,615,258.95

                    Net Change in Spread Account                                      (615,218.22)

                    Net Collections                                                 48,406,440.08

                    Aggregate Principal Balance of Delinquent Contracts                 59,633.66

                    Aggregate Excess Spread Amount                                              -
                    Total Initial Spread Deposit Repayment                                      -
                                                                                -----------------
                    Certificate Distributable Amount                                            -
                                                                                =================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 17, 2004
                                    Class A-2

Original Principal Balance                                                                            458,000,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
                                                                                                          TOTALS        BALANCE
AGGREGATE BALANCES:

                    Principal Amount of Notes as of Prior Distribution Date                           458,000,000.00  1000.000000

                    Principal Amount of Notes as of Current Distribution Date                         458,000,000.00  1000.000000

                                                          Pool Factor                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                    Note Monthly Principal Distributable Amount                             (0.00)                       0.000000
                    Plus: Prior Principal Carryover                                          0.00                        0.000000
                                                                                -----------------
                    Total Principal Distributable Amount                                    (0.00)                       0.000000

                    Principal Distribution Amount                                           (0.00)                       0.000000
                                                                                -----------------

                    Current Principal Carryover                                                                 0.00     0.000000

INTEREST DISTRIBUTABLE AMOUNT:

                    Note Monthly Interest Distributable Amount                       1,362,550.00                        2.975000
                    Plus: Prior Interest Carryover                                           0.00                        0.000000
                                                                                -----------------
                    Total Interest Distributable Amount                              1,362,550.00                        2.975000

                    Interest Distribution Amount                                     1,362,550.00                        2.975000
                                                                                -----------------

                    Current Interest Carryover                                                                  0.00     0.000000

                                                                                                                        PER $1000
                                                                                                                        AGGREGATE
                                                                                                                      ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

                    Aggregate Principal Balance                                  1,561,525,894.86

                    Overcollateralization Amount                                    51,637,878.33

                    Servicing Fee                                                    1,427,083.00                        0.000892

                    Spread Account                                                  15,615,258.95
                    Net Change in Spread Account                                      (615,218.22)

                    Net Collections                                                 48,406,440.08

                    Aggregate Principal Balance of Delinquent Contracts                 59,633.66

                    Aggregate Excess Spread Amount                                              -
                    Total Initial Spread Deposit Repayment                                      -
                                                                                -----------------
                    Certificate Distributable Amount                                            -
                                                                                =================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 17, 2004
                                    Class A-3

Original Principal Balance                                                                            348,000,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
                                                                                                          TOTALS        BALANCE
AGGREGATE BALANCES:

                    Principal Amount of Notes as of Prior Distribution Date                           348,000,000.00  1000.000000

                    Principal Amount of Notes as of Current Distribution Date                         348,000,000.00  1000.000000

                                                          Pool Factor                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                    Note Monthly Principal Distributable Amount                              0.00                        0.000000
                    Plus: Prior Principal Carryover                                          0.00                        0.000000
                                                                                -----------------
                    Total Principal Distributable Amount                                     0.00                        0.000000

                    Principal Distribution Amount                                            0.00                        0.000000
                                                                                -----------------

                    Current Principal Carryover                                                                 0.00     0.000000

INTEREST DISTRIBUTABLE AMOUNT:

                    Note Monthly Interest Distributable Amount                       1,339,800.00                        3.850000
                    Plus: Prior Interest Carryover                                           0.00                        0.000000
                                                                                -----------------
                    Total Interest Distributable Amount                              1,339,800.00                        3.850000

                    Interest Distribution Amount                                     1,339,800.00                        3.850000
                                                                                -----------------

                    Current Interest Carryover                                                                  0.00     0.000000

                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
                                                                                                                     ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

                    Aggregate Principal Balance                                  1,561,525,894.86

                    Overcollateralization Amount                                    51,637,878.33

                    Servicing Fee                                                    1,427,083.00                       0.000892

                    Spread Account                                                  15,615,258.95
                    Net Change in Spread Account                                      (615,218.22)

                    Net Collections                                                 48,406,440.08

                    Aggregate Principal Balance of Delinquent Contracts                 59,633.66

                    Aggregate Excess Spread Amount                                              -
                    Total Initial Spread Deposit Repayment                                      -
                                                                                -----------------
                    Certificate Distributable Amount                                            -
                                                                                =================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 17, 2004
                                    Class A-4

Original Principal Balance                                                                            341,000,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
                                                                                                          TOTALS        BALANCE
AGGREGATE BALANCES:

                    Principal Amount of Notes as of Prior Distribution Date                           341,000,000.00  1000.000000

                    Principal Amount of Notes as of Current Distribution Date                         341,000,000.00  1000.000000

                                                          Pool Factor                                       1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

                    Note Monthly Principal Distributable Amount                              0.00                        0.000000
                    Plus: Prior Principal Carryover                                          0.00                        0.000000
                                                                                -----------------
                    Total Principal Distributable Amount                                     0.00                        0.000000

                    Principal Distribution Amount                                            0.00                        0.000000
                                                                                -----------------

                    Current Principal Carryover                                                                 0.00     0.000000

INTEREST DISTRIBUTABLE AMOUNT:

                    Note Monthly Interest Distributable Amount                       1,563,485.00                        4.585000
                    Plus: Prior Interest Carryover                                           0.00                        0.000000
                                                                                -----------------
                    Total Interest Distributable Amount                              1,563,485.00                        4.585000

                    Interest Distribution Amount                                     1,563,485.00                        4.585000
                                                                                -----------------

                    Current Interest Carryover                                                                  0.00     0.000000

                                                                                                                        PER $1000
                                                                                                                        AGGREGATE
                                                                                                                      ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

                    Aggregate Principal Balance                                  1,561,525,894.86

                    Overcollateralization Amount                                    51,637,878.33

                    Servicing Fee                                                    1,427,083.00                        0.000892

                    Spread Account                                                  15,615,258.95
                    Net Change in Spread Account                                      (615,218.22)

                    Net Collections                                                 48,406,440.08

                    Aggregate Principal Balance of Delinquent Contracts                 59,633.66

                    Aggregate Excess Spread Amount                                              -
                    Total Initial Spread Deposit Repayment                                      -
                                                                                -----------------
                    Certificate Distributable Amount                                            -
                                                                                =================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 17, 2004
                                    Class B-1

Original Principal Balance                                                                      60,000,000.00

                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
                                                                                                   TOTALS               BALANCE
AGGREGATE BALANCES:

         Principal Amount of Notes as of Prior Distribution Date                                60,000,000.00         1000.000000

         Principal Amount of Notes as of Current Distribution Date                              60,000,000.00         1000.000000

                                         Pool Factor                                                 1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

         Note Monthly Principal Distributable Amount                            0.00                                     0.000000
         Plus: Prior Principal Carryover                                        0.00                                     0.000000
                                                                   -----------------
         Total Principal Distributable Amount                                   0.00                                     0.000000

         Principal Distribution Amount                                          0.00                                     0.000000
                                                                   -----------------

         Current Principal Carryover                                                                     0.00            0.000000

INTEREST DISTRIBUTABLE AMOUNT:

         Note Monthly Interest Distributable Amount                       245,700.00                                     4.095000
         Plus: Prior Interest Carryover                                         0.00                                     0.000000
                                                                   -----------------
         Total Interest Distributable Amount                              245,700.00                                     4.095000

         Interest Distribution Amount                                     245,700.00                                     4.095000
                                                                   ------------------

         Current Interest Carryover                                                                      0.00            0.000000

                                                                                                  PER $1000
                                                                                                  AGGREGATE
                                                                                                ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

         Aggregate Principal Balance                                1,561,525,894.86

         Overcollateralization Amount                                  51,637,878.33

         Servicing Fee                                                  1,427,083.00               0.000892

         Spread Account                                                15,615,258.95
         Net Change in Spread Account                                    (615,218.22)

         Net Collections                                               48,406,440.08

         Aggregate Principal Balance of Delinquent Contracts               59,633.66

         Aggregate Excess Spread Amount                                            -
         Total Initial Spread Deposit Repayment                                    -
                                                                    ----------------
         Certificate Distributable Amount                                          -
                                                                    ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 17, 2004
                                    Class C-1

Original Principal Balance                                                                     64,000,000.00

                                                                                                                  PER $1000
                                                                                                                  ORIG PRIN
                                                                                                   TOTALS          BALANCE
AGGREGATE BALANCES:

         Principal Amount of Notes as of Prior Distribution Date                               64,000,000.00     1000.000000

         Principal Amount of Notes as of Current Distribution Date                             64,000,000.00     1000.000000

                                         Pool Factor                                                1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

         Note Monthly Principal Distributable Amount                           (0.00)                               0.000000
         Plus: Prior Principal Carryover                                        0.00                                0.000000
                                                                          ----------
         Total Principal Distributable Amount                                  (0.00)                               0.000000

         Principal Distribution Amount                                         (0.00)                               0.000000
                                                                          ----------

         Current Principal Carryover                                                                    0.00        0.000000

INTEREST DISTRIBUTABLE AMOUNT:

         Note Monthly Interest Distributable Amount                       268,800.00                                4.200000
         Plus: Prior Interest Carryover                                         0.00                                0.000000
                                                                          ----------
         Total Interest Distributable Amount                              268,800.00                                4.200000

         Interest Distribution Amount                                     268,800.00                                4.200000
                                                                          ----------

         Current Interest Carryover                                                                     0.00        0.000000

                                                                                                     PER $1000
                                                                                                     AGGREGATE
                                                                                                    ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

         Aggregate Principal Balance                                1,561,525,894.86

         Overcollateralization Amount                                  51,637,878.33

         Servicing Fee                                                  1,427,083.00                  0.000892

         Spread Account                                                15,615,258.95
         Net Change in Spread Account                                    (615,218.22)

         Net Collections                                               48,406,440.08

         Aggregate Principal Balance of Delinquent Contracts               59,633.66

         Aggregate Excess Spread Amount                                            -
         Total Initial Spread Deposit Repayment                                    -
                                                                    ----------------
         Certificate Distributable Amount                                          -
                                                                    ================

                        WFS FINANCIAL 2004-3 OWNER TRUST
                          Statement to Securityholders
                   for Collection Period ended August 31, 2004
                   for Distribution Date of September 17, 2004
                                    Class D-1

Original Principal Balance                                                                         52,000,000.00

                                                                                                                         PER $1000
                                                                                                                         ORIG PRIN
                                                                                                      TOTALS              BALANCE
AGGREGATE BALANCES:

         Principal Amount of Notes as of Prior Distribution Date                                   52,000,000.00        1000.000000

         Principal Amount of Notes as of Current Distribution Date                                 52,000,000.00        1000.000000

                                         Pool Factor                                                    1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

         Note Monthly Principal Distributable Amount                               0.00                                    0.000000
         Plus: Prior Principal Carryover                                           0.00                                    0.000000
                                                                             ----------
         Total Principal Distributable Amount                                      0.00                                    0.000000

         Principal Distribution Amount                                             0.00                                    0.000000
                                                                             ----------

         Current Principal Carryover                                                                        0.00           0.000000

INTEREST DISTRIBUTABLE AMOUNT:

         Note Monthly Interest Distributable Amount                          246,913.33                                    4.748333
         Plus: Prior Interest Carryover                                            0.00                                    0.000000
                                                                             ----------
         Total Interest Distributable Amount                                 246,913.33                                    4.748333

         Interest Distribution Amount                                        246,913.33                                    4.748333
                                                                             ----------

         Current Interest Carryover                                                                         0.00           0.000000

                                                                                                           PER $1000
                                                                                                           AGGREGATE
                                                                                                         ORIG PRIN BAL
AGGREGATE SECURITY RELATED INFORMATION:

         Aggregate Principal Balance                                   1,561,525,894.86

         Overcollateralization Amount                                     51,637,878.33

         Servicing Fee                                                     1,427,083.00                     0.000892

         Spread Account                                                   15,615,258.95
         Net Change in Spread Account                                       (615,218.22)

         Net Collections                                                  48,406,440.08

         Aggregate Principal Balance of Delinquent Contracts                  59,633.66

         Aggregate Excess Spread Amount                                               -
         Total Initial Spread Deposit Repayment                                       -
                                                                       ----------------
         Certificate Distributable Amount                                             -
                                                                       ================